Investor Presentation

February 23, 2010

Exhibit 99.1

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts.  Forward-
looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements.  Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and
Exchange Commission as well as its Annual Report on Form 10-K under the caption “Risk Factors”.  In addition, these statements are based on a number of assumptions that are subject to change.  This presentation speaks only as of this date.  Colfax disclaims any duty to update the information herein.

Forward-Looking Statements

  2009 revenue of
$525 million

  ~2,000 associates
worldwide

  14 principal
production facilities in
7 countries

  Over 300 direct
sales and marketing
associates

  More than 250
authorized distributors
in approximately 100
countries

  Headquartered in
Richmond, VA

Colfax is strategically focused on serving key infrastructure end markets in the fluid handling industry

2 & 3 Screw

Pumps

Centrifugal

Pumps

Progressive

Cavity Pumps

Precision Gear
Pumps

Specialty

Valves

Fluid Handling
Systems

End Markets

Products

Global Navy

General

Industrial

Commercial

Marine

Oil & Gas

Power
Generation

Company Overview

  Founded in 1995

  Equity capital provided by Mitch and Steve Rales, founders of Danaher (NYSE: DHR)

  Targeted global industrial companies with strong brands

  13 acquisitions, 5 divestitures

  Exclusively focused on fluid handling industry

  Proven, experienced management team

  Began trading on the NYSE in May 2008

There are approximately 5,000 pump companies globally and Colfax is in the top 15

Background

Colfax Corporation

Colfax
WORLD CLASS PERFORMANCE
Increased Shareholder Value
Profitable Sales Growth
Customer Satisfaction
Leadership
QUALITY / SAFETY
Daily Management
DELIVERY / VELOCITY
Policy Deployment
COST / VALUE
Kaizen Processes
GROWTH / INNOVATION
Continuous Improvement Culture
CBS Tools and Processes
Mission/Vision/Values + Strategic Planning Process
Voice of the Customer (VOC)
Total Associate Involvement

  Derived from the proven
Danaher Business System

  Utilize Voice of the
Customer (“VOC”) to target
breakthrough growth
initiatives, new products and
applications

  Conduct root-cause
analysis, develop process
improvements and
implement sustainable
systems

  Culture of continuous
improvement

  Integrated in all aspects
of operations and strategic
planning

CBS is how we manage our business and has been a key driver of our success

Colfax Business System Drives Business Improvement

Global leader in specialty fluid handling products

Proven application expertise in solving critical customer needs

Serving growing global infrastructure driven end markets

Leading brand names generating aftermarket sales and services

Experienced management team in place to grow organically and through strategic acquisition

Strong financial position

Investment Highlights

Well positioned to drive growth

2 and 3 Screw Pumps

Well recognized brands across served markets

Fluid Handling Systems

Precision Gear Pumps

Progressive Cavity Pumps

Specialty Valves

Centrifugal Pumps

Broad Product Portfolio Focused on Customer Applications

Commercial
Marine

Serving Critical Applications in Our Key End Markets

General
Industrial

Power
Generation

Oil & Gas

Global Navy

Key Markets

Applications

Brands

Commercial

Marine

Fuel oil transfer; oil transport; water and wastewater handling

Allweiler,

Houttuin,

Imo

AB

Oil & Gas

Crude oil gathering; pipeline services; unloading and loading; rotating equipment lubrication; lube oi

l purification

Allweiler, Houttuin,

Imo, LSC,

Tushaco,

Warren

Power Generation

Fuel unloading, transfer, burner and injection; rotating equipment lubrication

Allweiler, Imo,

Tushaco

, Warren

Global Navy

Fuel oil transfer; oil transport;

water and wastewate

r handling

;

firefighting; fluid control

Allweiler, Fairmount,

Imo,

I

mo

AB,

Portland

Valve,

Warren

General Industrial

Machinery lubrication; hydraulic elevators; chemical processing; pulp and paper processing; food and beverage processing

Allweiler,

Fair

mount,

Houttuin,

Imo, Tushaco

,

Warren, Zenith

Key Markets

Applications

Brands

Commercial

Marine

Fuel oil transfer; oil transport; water and wastewater handling

Allweiler,

Houttuin,

Imo

AB

Oil & Gas

Crude oil gathering; pipeline services; unloading and loading; rotating equipment lubrication; lube oi

l purification

Allweiler, Houttuin,

Imo, LSC,

Tushaco,

Warren

Power Generation

Fuel unloading, transfer, burner and injection; rotating equipment lubrication

Allweiler, Imo,

Tushaco

, Warren

Global Navy

Fuel oil transfer; oil transport;

water and wastewate

r handling

;

firefighting; fluid control

Allweiler, Fairmount,

Imo,

I

mo

AB,

Portland

Valve,

Warren

General Industrial

Machinery lubrication; hydraulic elevators; chemical processing; pulp and paper processing; food and beverage processing

Allweiler,

Fair

mount,

Houttuin,

Imo, Tushaco

,

Warren, Zenith

Colfax Corporation

Global Navy
General Industrial
Power Generation
Oil & Gas
Commercial Marine

Asia & Australia
United States
Middle East & Africa
Central & South America
Canada
Europe

Blue chip customer base with no single customer representing more than 4% of sales in 2009

____________________

(1)

Includes Distribution (9%), Chemical Processing (5%), Machinery Support (3%), Building Products (3%), Wastewater (2%), Heat Transfer (1%), Pulp and Paper (1%), Diesel Engines (1%), Food & Beverage (1%) and Other (8%).

(2)

Revenues based on our shipping destination.

34%

26%

17%

14%

9%

(1)

24%

44%

7%

18%

5%

2%

2009 Revenues By End Markets

2009 Revenues By Geography (2)

Blue Chip Customers

Large and Diverse Customer Base and End Markets

EMEA

     2009 Sales (1) = $271mm

____________________

(1)

Sales figures reflect sales destination.

Americas

2009 Sales (1) = $159mm

% of Revenue: 30%

% of Revenue: 52%

% of Revenue: 18%

LSC

Houston

Warren

Corporate HQ Richmond

Imo Kentucky

Imo Monroe

Houttuin

Tushaco

Vapi

Tushaco

Daman

Colfax Wuxi

Imo AB Stockholm

Allweiler

Gottmandingen

Portland Valve

Allweiler

Tours

Allweiler Radolfzell

Allweiler Bottrop

Fairmount Automation

Global footprint allows us to serve fast growing, developing markets

Extensive Global Sales, Distribution and Manufacturing
Footprint

Asia Pacific

2009 Sales (1) = $95mm

Situation Analysis

A Canadian energy company moves heavy crude oil along
pipelines from the oil fields in Northern Canada through
extremely harsh environment to a central blending facility

  Colfax engineers and the customer's project engineer jointly developed the design, quality, and testing spec

Warren GTS-H268 2 screw pumps with specially designed
internal wear resistant components were chosen to meet
the rigorous application

  Colfax pumps installed – 6X increase in service life

Customer realizes $2M annual savings - spare parts alone

Colfax Solution

Situation Analysis

Major Venezuelan oil company moves 180,000 BPD of sand
laden crude oil through pipelines using  a competitor’s
pumps.  Pumps are failing after only 3 - 4 months due to
excessive wear

Colfax Solution

  For the past 40 years this customer has turned to Colfax
and the Imo 8L 3 screw pump – more than 80 installations

Reliable in the toughest environment

Superior energy efficiency – reduces operating costs

  Imo 8L is the industry standard for Canadian pipeline
applications from 400 to 2500 gallons per minute

Oil & Gas Markets – Strong Application Expertise

New Imo 8L-912Y

Expansion of Systems Business

Situation Analysis

A major Japanese OEM turbine manufacturer wanted
to reduce installation time required at power plant
construction sites.  Initial focus - integrate components
associated with the fuel filter, pump and motor system.

Colfax Solution

Colfax Americas Engineered Systems and OEM
jointly developed integrated package

Enhanced design, reduced costs

Initial system delivered in 2009, others on order

Global installations

Integrated system is now the standard fuel injection
system design for this major turbine OEM customer

Situation Analysis

Colfax Solution

Americas region OEM and end-user customers need
turn-key solutions – not just pumps.

Colfax Americas Engineered Systems business
started in 2007 to address need for highly engineered
systems

  Services offered include: custom engineered skid
packages or module subassemblies, fabrication,
testing, and start up/commissioning

  2009 forecast - $10M incremental sales

Environmentally-friendly
module with internal,
submersible lubricant
pump and motor

Driven by VOC, examples of new products recently introduced

Develop New Products, Applications and Technologies
Driven by Voice of the Customer

Step 1 - VOC

Step 1a – VOC Summary

Step 2 – Prioritization

Step 3 – Specification

All-Heat SMART

EMTEC SMART

Benefits

1.

Senses wear & alerts
end-user

2.

Easy to upgrade

Benefits

1.

50% energy usage
reduction

2.

Eliminates system
components (cooler &
valve)

Simplifies OEM
design

Easier installation

All-Fuel SMART

Benefits

1.

Efficient seal
leakage monitoring
system - best value

2.

Easy to upgrade

Colfax Corporation

Commercial Marine

Oil & Gas

Power Generation

Global Navy

General Industrial

~$25.2bn

~$0.5bn

~$3.8bn

~$5.5bn

~$1.9bn

In the general industrial market, we expect long-term demand to be driven by capital investment.  While this market is very diverse, orders in 2009 declined compared to 2008 in nearly all submarkets and most significantly in the chemical, distribution, machinery support and building products markets and in portions of the general industrial market, primarily in
Europe and North America.  We expect growth in both orders and sales in 2010.

In the U.S., we expect Congress to continue to appropriate funds for new ship construction as older naval vessels are decommissioned. We also expect increased demand for integrated fluid handling systems for both new ship platforms and existing ship classes that reduce operating costs and improve efficiency as the U.S. Navy seeks to man vessels with fewer personnel. Outside of the U.S., we expect other sovereign nations will continue to expand their fleets as they address
national security concerns.    We expect modest growth in sales during 2010 and expect orders to decline as a result of the significant growth in orders 2009 and the timing of projects.

In the power generation industry, we expect activity in Asia and the Middle East to remain solid as economic growth and fundamental undersupply of power generation capacity continue to drive investment in energy infrastructure projects.  In the world’s developed economies, we expect efficiency improvements will continue to drive demand.  In 2010 we expect both sales and orders to be at similar levels versus 2009.

In the crude oil industry, we expect long term activity to remain favorable as  capacity constraints and global demand drive further development of heavy oil fields.  In pipeline applications, we expect demand for our highly efficient products to remain strong as our customers continue to focus on total cost of ownership.  In refinery applications, a reduction in capital investment by our customers due to recent weak economic conditions and volatile oil prices has been negatively impacting sales and orders. Projects that were delayed in 2009 are being restarted and we expect sales to be at similar levels in
2010, while we expect growth in orders.

In the commercial marine industry, we expect international trade and demand for crude oil and other commodities as well as the age of the global merchant fleet to continue to create demand for new ship construction over the long term.  We also believe the increase in the size of the global fleet will create an opportunity to supply aftermarket parts and service.  In addition, we believe pending and future environmental regulations will enhance the demand for our products. Based on the decline in orders in 2009 and our current backlog, we expect sales to decline in 2010 from 2009 levels. We are also likely to have additional order cancellations as well as delivery date extensions in the near term.

Estimated

Market Size

Long-term demand driven by global infrastructure build

Market Expectations

Serving Infrastructure Driven End Markets

  Capitalize on growth opportunities by offering regionally developed products and solutions

  Continue to invest in sales and marketing capabilities to more effectively serve local Asia Pacific markets

  Leverage application expertise to design fluid handling solutions that cater to heavy crude oil production in Latin America, Middle East and Russia

Opened sales and engineering office in Bahrain in 2009

  Utilize Indian / Chinese low cost manufacturing to supply components to other Colfax business units

  Execute acquisitions

Assam, India

Shanghai, China

Target Fast Growing Regions

Est. 1860

Acq. 1998

Est. 1897

Acq. 1997

Est. 1929

Acq. 1998

Est. 1931

Acq. 1997

Est. 1973

Acq. 2004

Est. 1920

Acq. 2004

Est. 1967

Acq. 2005

Est. 1968

Acq. 2007

Est. 1996

Acq. 2007

  Product history dating back
to 1860 provides large
installed base

  High quality, reliable
products used in critical
applications

  Tendency for customers to
replace “like for like” products

  Significant aftermarket
demand for replacement
products, spare parts and
repair and maintenance
services

Approximately 24% of revenues from aftermarket sales and services in 2009, long term goal is 30%

Leading Brands Generating Aftermarket Sales and Services

  Continue to proactively engage with
highly strategic targets

  Product, market and geographically
focused searches

  Evaluate opportunistic bolt-on
companies

  Pursue adjacent fluid handling
acquisitions

Effective selection and integration of 13 acquisitions since 1995

Acquisition Criteria

Acquisition Initiatives

  Acquire companies in the fluid handling
industry

  Strong brand name recognition

  Leading market position

  Differentiated product technology / highly
engineered product

  Complementary end market / geographic
focus

  Attain double digit return on investment in
the 3rd year

Continue to Pursue Strategic Acquisitions that
Complement Our Platform

Colfax Corporation

62,000
56,000
50,000
44,000
38,000
32,000
26,000
20,000
59,217
50,020
37,554
35,357
25,545
2005
2006
2007
2008
2009

$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$8,896
$6,194
$5,232
$5,378
$10,730
2005
2006
2007
2008
2009

  Claims arise from purchased components previously included in our products

  Significant solvent insurance coverage

  Bad faith lawsuit against insurance carriers increases costs in process

  Estimated annual liability and related defense costs of $4 million before potential insurance asset or liability adjustments

Average Cost of Resolved Claims

Unresolved Claims

Asbestos Update

Financial Overview

Colfax Corporation

$700
$600
$500
$400
$300
$200
$100
$0
$393.6
$506.3
$604.9
$525.0
2006
2007
2008
2009

$120
$100
$80
$60
$40
$20
$0
$64.1
$88.2
$105.6
$80.6
2006
2007
2008
2009

$700
$600
$500
$400
$300
$200
$100
$0
$442.3
$589.0
$682.1
$462.4
2006
2007
2008
2009

$400
$350
$300
$250
$200
$150
$100
$50
$0
$179.3
$302.8
$349.0
$290.9
2006
2007
2008
2009

Financial Performance Overview – 2006-2009

Revenue

(1) Refer to Appendix for Non-GAAP reconciliation.                                               Note: Dollars in millions.

Orders

Backlog

% Margin

16.3%

17.4%

17.5%

15.4%

Adjusted EBITDA (1)

Total Growth (Decline)

19.5%

(13.2)%

Existing Businesses

28.6%

13.9%

(8.1)%

Acquisitions

1.1%

0.2%

FX Translation

4.5%

(5.3)%

--

--

--

13.5%

8.0%

7.1%

Colfax Corporation

$700
$600
$500
$400
$300
$200
$100
$0
$159.3
$131.0
$604.9
$525.0
Q4 2008
Q4 2009
-
2008
2009

$120
$100
$80
$60
$40
$20
$0
$32.1
$22.1
$105.6
$80.6
Q4 2008
Q4 2009
-
2008
2009

$700
$600
$500
$400
$300
$200
$100
$0
$131.0
$101.6
$682.1
$462.4
2008
2009
-
2008
2009

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$302.8
$366.8
$398.9
$400.3
$349.0
$322.3
$326.9
$325.3
290.5
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009

Financial Performance Overview – Current Quarter

0.2%

--

0.3%

--

Acquisitions

(17.8)%

5.4%

(23.5)%

(13.2)%

--

--

Total Growth (Decline)

(5.3)%

--

--

FX Translation

(8.1)%

--

--

Existing Businesses

Revenue

(1) Refer to Appendix for Non-GAAP reconciliation.                                               Note: Dollars in millions.

Orders

Backlog

Adjusted EBITDA (1)

15.4%

17.5%

16.9%

20.1%

% Margin

0.2%

--

0.8%

--

Acquisitions

(22.4)%

5.1%

(28.3)%

(32.2)%

--

--

Total Growth (Decline)

(3.4)%

--

--

FX Translation

(29.0)%

--

--

Existing Businesses

Income Statement Summary

Refer to Appendix for Non-GAAP reconciliation.

__________________

Note: Dollars in millions.

Delta

December 31, 2009

December 31, 2008

$

%

Orders

$                    462.4

$                   682.1

$ (219.7)

(32.2)%

Sales

$                    525.0

$                   604.9

$   (79.8)

(13.2)%

Gross Profit

$                    185.8

$                   217.2

$   (31.4)

(14.5)%

   % of Sales

35.4%

35.9%

Adjusted SG&A Expense

$                    113.7

$                   120.5

$     (6.8)

(5.7)%

R&D Expense

5.9

5.9

0.1

1.3%

Operating Expenses

$                    119.6

$                   126.4

$     (6.8)

(5.4)%

   % of Sales

22.8%

20.9%

Adjusted Operating Income

$                      66.2

$                     90.8

$   (24.6)

(27.1)%

   % of Sales

12.6%

15.0%

Adusted EBITDA

$                      80.6

$                   105.6

$   (25.0)

(23.7)%

   % of Sales

15.4%

17.5%

Adjusted Net Income

$                      40.1

$                     53.7

$   (13.6)

(25.3)%

   % of Sales

7.6%

8.9%

Adjusted Net Income Per Share

$                      0.93

$                     1.22

$   (0.29)

(24.1)%

Year Ended

____________________

Note: Dollars in millions.

Statement of Cash Flows Summary
(preliminary)

2009

2008

Net income (loss)

21.7

$

(0.6)

$

Non-cash expenses

21.9

18.4

Change in working capital and accrued liabilities

6.1

(29.1)

Other

(11.4)

(21.7)

Total Operating Activities

38.3

(33.0)

Capital expenditures

(11.0)

(18.6)

Acquisitions, net of cash acquired

(1.3)

(0.4)

Other

0.3

(0.1)

Total Investing Activities

(12.0)

(19.1)

Repayments of borrowings

(5.0)

(110.3)

Proceeds from IPO, net of offering costs

-

193.0

Dividends paid to preferred shareholders

-

(38.5)

Common Stock Repurchases

-

(5.7)

Other

(0.4)

(3.7)

Total Financing Activities

(5.4)

34.8

Effect of exchange rates on cash

0.3

(2.0)

Increase (decrease) in cash

21.2

(19.3)

Cash, beginning of period

28.8

48.1

Cash, end of period

50.0

$

28.8

$

Year ended December

31

,

Continuing to rightsize to align capacity with demand

Major actions in 2009:

Reduced temporary, contract and full-time employees (approximately 330 associates)

Implemented furlough programs in Germany (approximately 630 associates, 99 full-time equivalents)

Closed two facilities in North Carolina

Expect savings of about $29 million in 2010, including expected furlough-related savings, from 2009 actions (restructuring costs of $18.2 million)

Additional restructuring anticipated

Will remain agile and respond as conditions warrant

Profit Protection Plan Update

Strong balance sheet

Debt to adjusted EBITDA - approximately 1X

Debt of $91 million, principal payments of $9 million in 2010, matures in 2013

Cash = $50 million

$136 million available on revolver

Strong cash flow

2009 Adjusted EBITDA of $81 million

Strong Financial Condition

Note:  As of 12/31/09

Well Positioned for the Future

Leading Brand Names
Generating Aftermarket

Sales and Services

Experienced Management
Team in Place to Grow
Organically and Through
Strategic Acquisitions

Global Leader in Specialty
Fluid Handling Products

Proven Application

Expertise in Solving

Critical Customer Needs

Serving

Growing Infrastructure

Driven End Markets

CBS-Driven Culture Focused
on Profitable Sales Growth

Appendix

Adjusted net income, adjusted net income per share, adjusted operating income and adjusted EBITDA exclude asbestos liability and defense costs (income)
and asbestos coverage litigation expenses, certain legacy legal charges, certain due diligence costs, restructuring and other related charges, certain other post-employment benefit settlement and discontinued operations expense (income), as well as one time initial public offering-related costs to the extent they impact the periods presented. Adjusted selling, general and administrative expenses exclude certain legacy legal adjustments and certain due diligence costs.  Adjusted net income also reflects interest expense as if the initial public offering (IPO) had occurred at the beginning of 2007 and presents income taxes at an effective tax rate of 32% in 2009 and 34% in 2008. Adjusted net income per share in 2008 assumes the 44,006,026 shares outstanding at the closing of the IPO to be outstanding since January 1, 2007. Projected adjusted net income per share excludes actual and estimated restructuring and other related charges, asbestos coverage litigation expenses and asbestos liability and defense costs.  Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations.  These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of changes in our capital structure and asset base, non-recurring items such as IPO-related costs, legacy asbestos issues (except in the case of EBITDA) and items outside the control of its operating management team.

Sales and order information by end market are estimates.  We periodically update our customer groupings in order to refine these estimates.  During 2009, reclassifications of previously reported amounts were made to conform to current period presentation.  No changes have been made to total sales or orders for reclassifications.

At December 31, 2009, the Company standardized its definition of an order among its businesses, as well as the methodology for calculating the currency impact on backlog.  Orders and backlog are presented in accordance with the revised methodology for 2007-2009.

Disclaimer

Non-GAAP Reconciliation

____________________

Note: Dollars in thousands.

2009

2008

2007

2006

EBITDA

Net income (loss)

21,722

$

(571)

$

64,882

$

94

$

Interest expense

7,212

11,822

19,246

14,186

Provision for income taxes

9,525

5,438

39,147

3,866

Depreciation and amortization

14,426

14,788

15,239

11,481

EBITDA

52,885

$

31,477

$

138,514

$

29,627

$

EBITDA margin

10.1%

5.2%

27.4%

7.5%

Adjusted EBITDA

Net income (loss)

21,722

$

(571)

$

64,882

$

94

$

Interest expense

7,212

11,822

19,246

14,186

Provision for income taxes

9,525

5,438

39,147

3,866

Depreciation and amortization

14,426

14,788

15,239

11,481

Asbestos liability and defense (income) costs

(2,193)

(4,771)

(63,978)

21,783

Asbestos coverage litigation expenses

11,742

17,162

13,632

12,033

Restructuring and other related charges

18,175

-

-

-

IPO-related costs

-

57,017

-

-

Legacy legal adjustment

-

4,131

-

8,330

Due diligence costs

-

582

-

-

Other post-employment benefit settlement

-

-

-

(9,102)

Discontinued operations

-

-

-

1,397

Adjusted EBITDA

80,609

$

105,598

$

88,168

$

64,068

$

Adjusted EBITDA margin

15.4%

17.5%

17.4%

16.3%

____________________

Note: Dollars in millions.

Sales & Order Growth

$

%

$

%

Three Months Ended December 31, 2008

159.3

$

131.0

$

Components of Change:

Existing Businesses

(37.5)

(23.5)%

(37.1)

(28.3)%

Acquisitions

0.5

0.3%

1.0

0.8%

Foreign Currency Translation

8.7

5.4%

6.7

5.1%

Total

(28.3)

(17.8)%

(29.4)

(22.4)%

Three Months Ended December 31, 2009

131.0

$

101.6

$

Backlog

at

$

%

$

%

Period

End

Year ended December 31, 2008

604.9

$

682.1

$

349.0

$

Components of Change:

Existing Businesses

(48.8)

(8.1)%

(198.0)

(29.0)%

(66.8)

(19.1)%

Acquisitions

1.0

0.2%

1.4

0.2%

0.7

0.2%

Foreign Currency Translation

(32.1)

(5.3)%

(23.1)

(3.4)%

8.0

2.3%

Total

(79.9)

(13.2)%

(219.7)

(32.2)%

(58.1)

(16.6)%

Year ended December 31, 2009

525.0

$

462.4

$

290.9

$

Sales

Orders

Sales

Orders

____________________

Note: Dollars in thousands.

Non-GAAP Reconciliation

December 31, 2009

December 31, 2008

December 31, 2009

December 31, 2008

EBITDA

Net income (loss)

5,120

$

10,379

$

21,722

$

(571)

$

Interest expense

1,746

2,138

7,212

11,822

Provision for income taxes

2,092

9,210

9,525

5,438

Depreciation and amortization

3,834

3,443

14,426

14,788

EBITDA

12,792

$

25,170

$

52,885

$

31,477

$

EBITDA margin

9.8%

15.8%

10.1%

5.2%

Adjusted EBITDA

Net income (loss)

5,120

$

10,379

$

21,722

$

(571)

$

Interest expense

1,746

2,138

7,212

11,822

Provision for income taxes

2,092

9,210

9,525

5,438

Depreciation and amortization

3,834

3,443

14,426

14,788

Restructuring and other related charges

7,420

-

18,175

-

IPO-related costs

-

-

-

57,017

Legacy legal adjustment

-

-

-

4,131

Due diligence costs

-

-

-

582

Asbestos liability and defense (income) costs

(1,017)

1,978

(2,193)

(4,771)

Asbestos coverage litigation expenses

2,904

4,905

11,742

17,162

Adjusted EBITDA

22,099

$

32,053

$

80,609

$

105,598

$

Adjusted EBITDA margin

16.9%

20.1%

15.4%

17.5%

Three Months Ended

Year Ended

____________________

Note: Dollars in thousands, except per share amounts.

Non-GAAP Reconciliation

December 31, 2009

December 31, 2008

December 31, 2009

December 31, 2008

Adjusted Net Income and Adjusted Earnings per Share

Net income (loss)

5,120

$

10,379

$

21,722

$

(571)

$

Restructuring and other related charges

7,420

-

18,175

-

IPO-related costs

-

-

-

57,017

Legacy legal adjustment

-

-

-

4,131

Due diligence costs

-

-

-

582

Asbestos liability and defense (income) costs

(1,017)

1,978

(2,193)

(4,771)

Asbestos coverage litigation expenses

2,904

4,905

11,742

17,162

Interest adjustment to effect IPO at beginning of period

-

-

-

2,302

Tax adjustment to effective rate of 32% and 34%, respectively

(3,194)

210

(9,346)

(22,201)

Adjusted net income

11,233

$

17,472

$

40,100

$

53,651

$

Adjusted net income margin

8.6%

11.0%

7.6%

8.9%

Weighted average shares outstanding - diluted

43,449,493

-

43,325,704

-

Shares outstanding at closing of IPO

-

44,006,026

-

44,006,026

Adjusted net income per share

0.26

$

0.40

$

0.93

$

1.22

$

Net income

(

loss

)

per share—basic and diluted

    in accordance with GAAP

0.12

$

0.24

$

0.50

$

(0.11)

$

Adjusted Operating Income

Operating income

8,958

$

21,727

$

38,459

$

16,689

$

Restructuring and other related charges

7,420

-

18,175

-

IPO-related costs

-

-

-

57,017

Legacy legal adjustment

-

-

-

4,131

Due diligence costs

-

-

-

582

Asbestos liability and defense (income) costs

(1,017)

1,978

(2,193)

(4,771)

Asbestos coverage litigation expenses

2,904

4,905

11,742

17,162

Adjusted operating income

18,265

$

28,610

$

66,183

$

90,810

$

Adjusted operating income margin

13.9%

18.0%

12.6%

15.0%

Three Months Ended

Year Ended

____________________

Note: Dollars in thousands.

Non-GAAP Reconciliation

December 31, 2009

December 31, 2008

December 31, 2009

December 31, 2008

Adjusted SG&A Expense

Selling, general and administrative expenses

27,426

$

27,718

$

113,674

$

125,234

$

Legacy legal adjustment

-

-

-

4,131

Due diligence costs

-

-

-

582

Adjusted selling, general and administrative expenses

27,426

$

27,718

$

113,674

$

120,521

$

20.9%

17.4%

21.7%

19.9%

Three Months Ended

Year Ended

Restated Orders and Backlog Growth

____________________

Note: Dollars in millions

Restated Orders and Backlog Growth, 2009 vs. 2008

Restated Orders and Backlog Growth, 2009 Sequential

$

%

$

%

$

%

$

%

Three Months Ended March 28, 2008

183.5

366.8

Three Months Ended December 31, 2008

131.0

349.0

Components of Change:

Components of Change:

Existing Businesses

(47.0)

(25.6)%

3.0

0.8%

Existing Businesses

(5.6)

(4.2)%

(15.0)

(4.3)%

Acquisitions

-

0.0%

-

0.0%

Acquisitions

-

0.0%

-

0.0%

Foreign Currency Translation

(13.4)

(7.3)%

(47.5)

(12.9)%

Foreign Currency Translation

(2.3)

(1.8)%

(11.7)

(3.3)%

Total

(60.4)

(32.9)%

(44.5)

(12.1)%

Total Growth

(7.9)

(6.0)%

(26.7)

(7.6)%

Three Months Ended April 3, 2009

123.1

$

322.3

$

Three Months Ended April 3, 2009

123.1

$

322.3

$

Three Months Ended June 27, 2008

190.6

398.9

Three Months Ended April 3, 2009

123.1

322.3

Components of Change:

Components of Change:

Existing Businesses

(58.9)

(30.9)%

(40.4)

(10.1)%

Existing Businesses

(5.8)

(4.7)%

(9.8)

(3.0)%

Acquisitions

-

0.0%

-

0.0%

Acquisitions

-

0.0%

-

0.0%

Foreign Currency Translation

(11.2)

(5.9)%

(31.6)

(7.9)%

Foreign Currency Translation

3.2

2.6%

14.4

4.5%

Total

(70.1)

(36.8)%

(72.0)

(18.0)%

Total Growth

(2.6)

(2.1)%

4.6

1.4%

Three Months Ended July 3, 2009

120.5

$

326.9

$

Three Months Ended July 3, 2009

120.5

$

326.9

$

Three Months Ended Oct 3, 2008

177.0

400.3

Three Months Ended July 3, 2009

120.5

326.9

Components of Change:

Components of Change:

Existing Businesses

(55.1)

(31.1)%

(72.5)

(18.1)%

Existing Businesses

(7.4)

(6.1)%

(12.4)

(3.8)%

Acquisitions

0.4

0.2%

0.3

0.1%

Acquisitions

0.4

0.3%

0.3

0.1%

Foreign Currency Translation

(5.1)

(2.9)%

(2.8)

(0.7)%

Foreign Currency Translation

3.7

3.0%

10.5

3.2%

Total

(59.8)

(33.8)%

(75.0)

(18.7)%

Total Growth

(3.3)

(2.8)%

(1.6)

(0.5)%

Three Months Ended October 2, 2009

117.2

$

325.3

$

Three Months Ended October 2, 2009

117.2

$

325.3

$

Three Months Ended December 31, 2008

131.0

349.0

Three Months Ended October 2, 2009

117.2

325.3

Components of Change:

Components of Change:

Existing Businesses

(37.1)

(28.3)%

(66.8)

(19.1)%

Existing Businesses

(18.8)

(16.1)%

(30.8)

(9.5)%

Acquisitions

1.0

0.8%

0.7

0.2%

Acquisitions

0.7

0.6%

-

0.0%

Foreign Currency Translation

6.7

5.1%

8.0

2.3%

Foreign Currency Translation

2.6

2.2%

(3.6)

(1.1)%

Total

(29.4)

(22.4)%

(58.1)

(16.6)%

Total Growth

(15.6)

(13.3)%

(34.4)

(10.6)%

Three Months Ended December 31, 2009

101.6

$

290.9

$

Three Months Ended December 31, 2009

101.6

$

290.9

$

Orders

Backlog at Period End

Orders

Backlog at Period End